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                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).
     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                           STERLING BANCSHARES, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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                            STERLING BANCSHARES, INC.
                      SUPPLEMENT TO PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 2003


Dear Shareholder:

      This Supplement is being furnished to correct certain information contained in the table of Security Ownership of Certain Beneficial Owners and Management on page 24 of the Proxy Statement.

      In the column headed "Percent of Class" for Neuberger Berman, Inc., we inadvertently stated that the percentage of shares held was 5.24% whereas the correct number is 5.04%. Additionally, in the final line item of "All directors and executive officers as a group (20 persons)," we inadvertently included the shares beneficially owned by our five percent shareholders and incorrectly stated that the total number of shares beneficially owned by all directors and executive officers as a group was 8,606,916 shares and 19.57% of the class. The correct information is as follows:

                                SHARES OF COMMON STOCK         PERCENT OF
   NAME OF BENEFICIAL OWNER       BENEFICIALLY OWNED              CLASS
   ------------------------       ------------------              -----
All directors and executive
   officers as a group
   (20 persons)                         4,171,196        (14)     9.48%


      We sincerely regret the error and hope that this correction will avoid any confusion on the part of our shareholders.

                                    By order of the Board of Directors,

                                    /s/ JAMES W. GOOLSBY, JR.
                                    -----------------------------------
                                    James W. Goolsby, Jr.
                                    Secretary

                                    April 11, 2003